                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                     /s/ Lawrence T. Babbio, Jr.
                                                   -----------------------------
                                                   Lawrence T. Babbio, Jr.

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                                          /s/ Richard L. Carrion
                                                        ------------------------
                                                        Richard L. Carrion

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                             /s/ James G. Cullen
                                                           ---------------------
                                                           James G. Cullen

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                                       /s/ Lodewijk J.r. De Vink
                                                     ---------------------------
                                                     Lodewijk J.R. de Vink

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                                       /s/ James H. Gilliam, Jr.
                                                     ---------------------------
                                                     James H. Gilliam, Jr.

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                                        /s/ Stanley P. Goldstein
                                                      --------------------------
                                                      Stanley P. Goldstein

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                            /s/ Helene L. Kaplan
                                                          ----------------------
                                                          Helene L. Kaplan

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                                              /s/ Thomas H. Kean
                                                            --------------------
                                                            Thomas H. Kean

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                         /s/ Elizabeth T. Kennan
                                                       -------------------------
                                                       Elizabeth T. Kennan

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                                             /s/ John F. Maypole
                                                           ---------------------
                                                           John F. Maypole

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                             /s/ Joseph Neubauer
                                                           ---------------------
                                                           Joseph Neubauer

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                            /s/ Eckhard Pfeiffer
                                                          ----------------------
                                                          Eckhard Pfeiffer

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                               /s/ Hugh B. Price
                                                             -------------------
                                                             Hugh B. Price

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                          /s/ Rozanne L. Ridgway
                                                        ------------------------
                                                        Rozanne L. Ridgway

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                         /s/ Frederic V. Salerno
                                                       -------------------------
                                                       Frederic V. Salerno

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben and Frederic V. Salerno as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                                          /s/ Ivan G. Seidenberg
                                                        ------------------------
                                                        Ivan G. Seidenberg

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                           /s/ Walter V. Shipley
                                                         -----------------------
                                                         Walter V. Shipley

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                                           /s/ Thomas H. O'Brien
                                                         -----------------------
                                                         Thomas H. O'Brien

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                            /s/ John R. Stafford
                                                          ----------------------
                                                          John R. Stafford

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                          /s/ Morrison DeS. Webb
                                                        ------------------------
                                                        Morrison DeS. Webb

                                POWER OF ATTORNEY


                  WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of 5.75% Senior Exchangeable Notes due 2003 of Bell Atlantic Financial Services, Inc. and the related support obligations of Bell Atlantic Corporation.

                  NOW, THEREFORE, the undersigned hereby appoints each of Doreen
A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                                               /s/ Shirley Young
                                                             -------------------
                                                             Shirley Young